September 11, 2006

RE: BlackRock California Investment Quality Municipal Trust, Inc.
     (AMEX:RAA)

Dear Stockholder:

The BlackRock Closed-End Trusts held a Joint Special Meeting of Stockholders on August 23, 2006. At that meeting, 54 of the 56 Trusts passed the proposals under consideration, with the remaining two having had their meetings adjourned. On September 8th the two meetings were reconvened and one Trust approved the proposals under consideration. BlackRock California Investment Quality Municipal Trust, Inc. again adjourned its meeting. Your Trust is now the only one which failed to achieve the necessary vote requirement and still needs additional stockholder participation in order to pass the proposal on the agenda. In order to give stockholders additional time to vote their shares, the Special Meeting of Stockholders for your Trust has been adjourned a second time to Friday, September 22, 2006.

As one of the largest un-voted stockholders, it is very important that your vote be received before the second adjourned September 22nd Meeting. Therefore, we ask you to please take a moment now and cast your shares so that they can be represented.

PLEASE HELP US TO WRAP-UP THIS PROXY SOLICITATION
BY VOTING YOUR SHARES TODAY.

For your convenience, another copy of your proxy card has been enclosed with this letter. Should you have any questions regarding the proposal, please call the toll-free proxy information number 1-800-314-9816. The following voting options have been set up so that you may easily cast your vote:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card.

2.	Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the prepaid overnight return envelope provided.

If convenient for you, please utilize one of the first two options above so that your vote will be received prior to September 22nd.

Please do not hesitate to call toll-free 1-800-314-9816 if you have any questions regarding this matter. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

NOBO

September 11, 2006

RE: BlackRock California Investment Quality Municipal Trust, Inc.
     (AMEX:RAA)

Dear Stockholder:

The BlackRock Closed-End Trusts held a Joint Special Meeting of Stockholders on August 23, 2006. At that meeting, 54 of the 56 Trusts passed the proposals under consideration, with the remaining two having had their meetings adjourned. On September 8th the two meetings were re convened and one Trust approved the proposals under consideration. BlackRock California Investment Quality Municipal Trust, Inc. again adjourned its meeting. Your Trust is now the only one which failed to achieve the necessary vote requirement and still needs additional stockholder participation in order to pass the proposal on the agenda. In order to give stockholders additional time to vote their shares, the Special Meeting of Stockholders for your Trust has been adjourned a second time to Friday, September 22, 2006.

As one of the largest un-voted stockholders, it is very important that your vote be received before the second adjourned September 22nd Meeting. Therefore, we ask you to please take a moment now and cast your shares so that they can be represented.

PLEASE HELP US TO WRAP-UP THIS PROXY SOLICITATION
BY VOTING YOUR SHARES TODAY.

For your convenience, another copy of your proxy card has been enclosed with this letter. Should you have any questions regarding the proposal, please call the toll-free proxy information number 1-800-314-9816 ext. 2612. The following voting options have been set up so that you may easily cast your vote:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card.

2.	Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the prepaid overnight return envelope provided.

If convenient for you, please utilize one of the first two options above so that your vote will be received prior to September 22nd.

Please do not hesitate to call toll-free 1-800-314-9816 ext. 2616 if you have any questions regarding this matter. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.
OBO